EXHIBIT 10.2

AMENDMENT TO [AMENDED AND RESTATED] MANAGEMENT AGREEMENT

This Amendment to [Amended and Restated] Management Agreement (this “Amendment”) is entered into as of April __, 2014, by and between Fair Isaac Corporation, a Delaware corporation (the “Company”), and ______________ (“Executive”).

WHEREAS, Executive is currently employed by the Company pursuant to an employment agreement dated _____________ (the “Employment Agreement”); and

WHEREAS, the Company and Executive are parties to [an Amended and Restated] [a] Management Agreement dated _____________ (the “Management Agreement”), which the Company and Executive desire to amend as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the Company and Executive agree as follows:

1.In accordance with Section 11 of the Management Agreement, the Company and Executive agree that Section 4(f) of the Management Agreement is hereby deleted and replaced in its entirety to read as follows:

“Transition Period” shall mean the 24-month period commencing on the date of the First Event and ending on the 24-month anniversary of the First Event; provided that if a Good Reason event occurs during the last 180 days of such 24-month period, then the Transition Period shall be extended such that it ends 180 days after such Good Reason event.

2.    Except as provided above, the Management Agreement is unmodified and remains in full force and effect in accordance with its terms.
3.    For avoidance of doubt, any references to the Management Agreement in the Employment Agreement shall be interpreted to mean the Management Agreement as amended by this Amendment but otherwise nothing in this Amendment is intended to, and this Amendment does not, modify the Employment Agreement, which remains in full force and effect in accordance with its terms.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

Fair Isaac Corporation

By
Its _________________________________

[Insert Executive Name]

By